UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             September 24, 2002
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

              Delaware                   1-10105            51-0310173
--------------------------------------------------------------------------------
   (State or Other Jurisdiction of     (Commission       (I.R.S. Employer
   Incorporation or Organization)     File Number)    Identification Number)

        One Rollins Plaza, Wilmington, Delaware           19803
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:               (302) 426-3400
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

         Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from August 1, 2002 to August 31, 2002, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (c)      Exhibits:

                  99(r) Monthly Operating Report for the period from August 1, 2002 to August 31 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MATLACK SYSTEMS, INC.


Dated:   October 3, 2002                    By: /s/ Stephen E. Judge
                                                --------------------------------
                                                Stephen E. Judge
                                                Chief Reorganization Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------
99(r) Monthly Operating Report for the period from August 1, 2002 to August 31, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002


                            MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           N/A           Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





 --------------------------------------------    ----------------------
 Signature of Debtor                             Date



 --------------------------------------------    ----------------------
 Signature of Joint Debtor                       Date


 /s/ Stephen E. Judge                            September 12, 2002
 --------------------------------------------    ----------------------
 Signature of Authorized Individual*             Date



 Stephen E. Judge                                Chief Reorganization Officer
 --------------------------------------------    -------------------------------
 Printed Name of Authorized Individual           Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Debtor no longer has Accounts Receivable outstanding.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS              For the Current Period
                                                                        From August 1, 2002 to            Cumulative Since Filing
                                                                           August 31, 2002
                                       OPERATING     PAYROLL & TAX      Actual        Projected            Actual      Projected
                                       ---------     -------------      ------        ---------            ------      ---------
                                           (Note 1)
Cash Receipts
    Collection of Accounts Receivable $      4,000                    $      4,000    $      --         $ 55,775,202  $ 56,532,000
    Other                                    8,009                           8,009           --            7,536,376     4,635,916
                                     -------------- ---------------  -------------- ---------------     ------------- ------------
    Total Cash Receipts                     12,009                          12,009              0         63,311,578    61,167,916
                                     -------------- ---------------  -------------- ---------------     ------------- ------------
Cash Disbursements
    Total Payroll                             -            21,427           21,427         27,500         22,360,605    22,622,083
    Leased Operators                          -                               -                            4,861,230     4,890,000
    Operating Expenses
        Fuel                                   -                               -             -             4,238,356     5,037,000
        Occupancy costs                      6,029                           6,029         10,000          2,182,061     2,800,600
        Equipment Costs                        -                              -             5,000          2,160,958     2,781,800
        Insurance                            4,095                           4,095         12,500          6,128,500     7,086,300
        Other Operating Expenses            22,694                          22,694         20,000          8,599,927    10,905,998
                                     -------------- ---------------  -------------- ---------------     ------------- ------------
    Total Operating Expenses                32,818                          32,818         47,500         23,309,802    28,611,698
    Deposits with Key Vendors                 -                               -              -                41,148       150,000
    CAPEX - Equipment Refurbishment           -                               -              -                13,050       399,200
    Deferred Rental and Leasing               -                               -              --               97,789     1,448,000
Costs
    Restructuring Costs                     10,617            -             10,617         15,000          7,109,754     9,732,097
    Remittance of Equipment Sales                                                                          6,382,766          -
    Proceeds to Secured Lender                 -                              --
  Inter - Account Transfer                  21,427        (21,427)                                              -
                                     -------------- ---------------  -------------- ---------------     ------------- ------------
    Total Disbursements                     64,862           -              64,862         90,000         64,176,144    67,853,078
                                     -------------- ---------------  -------------- ---------------     ------------- ------------
Net Cash Flow/Requirements                 (52,853)          -             (52,853)       (90,000)          (864,566)   (6,685,162)
    Opening Cash                           103,969                         103,969     (5,278,162)           915,682     1,317,000
                                     -------------- ---------------  -------------- ---------------     ------------- ------------
   Closing Cash                      $      51,116                   $      51,116  $  (5,368,162)      $     51,116  $ (5,368,162)
                                     ============== ===============  ============== ===============     ============= =============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                         Q1 2001        Q2 2001           Q3 2001       Q4 2001
                                                                         -------        -------           -------       -------
TOTAL DISBURSEMENTS                                                    $ 150,000    $ 31,512,851     $ 22,023,905   $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0               0                0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0               0                0
                                                                       ---------    ------------     ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $ 150,000    $ 31,512,851     $ 22,023,905   $  6,840,682
                                                                       =========    ============     ============   ============

                                                                         Q1 2002         Q2 2002          Q3 2002
                                                                         -------         -------          -------
TOTAL DISBURSEMENTS                                                  $ 3,430,322    $    166,133     $     52,251
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0               0                0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0               0
                                                                     -----------    ------------     ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      $ 3,430,322    $    166,133     $     52,251
                                                                     ===========    ============     ============

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                             Reporting Period: August 1, 2002 to August 31, 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
   A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.


                                                                               Expressed in
                                                                                    USD
                                                                                Converted @
                                                                                 1:1.1.51
                          -------------------------------------------------------------------------------------------------------
                                1            3            4           Dec            6            9          12
                            Operating    Operating                               Operating       Tax     Matlack
                             (Mellon     (Mellon      Operating    Operating   Bank of Nova  Prefunding     Inc.
                             Lockbox)       DE)     (First Union)    Mellon       Scotia       Mellon     Working
                            #145-2480    #8016-376-9#2000032632253  #0090907     #00820-15    #021-8181    Funds
                              Note 1       Note 3      Note 4        Note 5       Note 6       Note 9     Note 10   Grand Total
                          -------------------------------------------------------------------------------------------------------
      BALANCE PER BOOKS   $    57,276    $  8,453          $ 0     ($ 29,954)          $ 0         $ 0       $ 300  $    36,075
      ---------------------------------------------------------------------------------------------------------------------------
       BANK BALANCE       $    57,276    $  8,453          $ 0           $ 0           $ 0         $ 0          $0  $    65,729
       (+) DEPOSITS IN            $ 0         $ 0          $ 0           $ 0           $ 0                                  $ 0
       TRANSIT
       (-) OUTSTANDING   ($    14,613)        $ 0          $ 0           $ 0           $ 0         $ 0             ($    14,613)
       CHECKS
       OTHER                      $ 0         $ 0          $ 0           $ 0           $ 0                                  $ 0
                          -------------------------------------------------------------------------------------------------------
       ADJUSTED BANK      $    42,663    $    8,453        $ 0           $ 0           $ 0         $ 0         $ 0  $    51,116
       BALANCE*
                          -------------------------------------------------------------------------------------------------------
      * Adjusted bank                                                                                                (NOTE 11)
        balance must
        equal balance
        per books (see
        Note 11)
       DEPOSITS IN             None         None        None          None         None         None        None
       TRANSIT
       CHECKS OUTSTANDING      Yes          None        None          None         None         None        None

       OTHER


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 3:  This account is used for cash receipts unrelated to trade receivables.
Note 4:  This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                          Current                 Cumulative
                                                                           Month                Filing to Date
                                                                           -----                --------------
       REVENUES
       Revenue (Net)                                                     $  4,000               $ 40,057,221
                                                           -------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                                   0                  9,795,960
           Leased Operator Compensation                                    (1,224)                 5,016,042
           Fuel Expense                                                         0                  3,002,342
           Misc. Direct Costs                                                   0                  5,478,725
           Cleaning Expenses                                               11,055                  6,204,426
           Mechanics Compensation                                               0                  1,266,834
           Misc. Maintenance Expense                                        3,562                  2,193,247
           Equipment Costs                                                    265                  7,809,043
           Terminal Expenses                                               15,169                  9,407,062
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                   28,827                 50,173,681
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                              (24,827)               (10,116,460)
                                                           -------------------------- ------------------------
       G&A EXPENSES                                                       201,016                 14,574,140
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                         (225,843)               (24,690,600)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                  (5,055)                13,729,505
           Other Income/Deductions                                              0                    928,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                                (5,055)                14,658,085
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                                 ($ 220,788)             ($ 39,348,685)
                                                           -------------------------- ------------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002


                  STATEMENT OF OPERATIONS - continuation sheet


                                                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                Month              Filing to Date
-----------------------------                                                -----              --------------
Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                       4,000                1,623,730
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                 4,000               40,057,221
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                                   0                3,115,514
                                                                  ------------------------ ----------------------
                                                                                     0                9,795,960
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                     (1,224)                  67,408
                                                                  ------------------------ ----------------------
                                                                                (1,224)               5,016,042
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,820,865
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,002,342
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                   87,334
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,478,725
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                      0                1,040,407
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                   0                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                                   0                1,039,350
   Outside Contractors                                                               0                  727,755
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                11,055                2,188,714
                                                                  ------------------------ ----------------------
                                                                                11,055                6,204,426
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                Month               Filing to Date
-----------------------------                                                -----               --------------
Misc Maintenance Expense
   Parts Expense                                                                     0                1,213,644
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                  3,562                  137,363
                                                                  ------------------------ ----------------------
                                                                                 3,562                2,193,247
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                         265                  952,700
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                   265                7,809,043
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                          0                3,696,862
   Utilities                                                                     2,622                  984,872
   Communication Equipment                                                           0                  102,886
   Communication Usage                                                               0                  715,209
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                            8,291                1,505,479
   Transportation General                                                        4,256                2,110,763
                                                                  ------------------------ ----------------------
                                                                                15,169                9,407,062
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                             22,729                6,092,099
   Fringe Benefits                                                                   0                  (79,434)
   Communications Basic                                                            132                   75,286
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                                0                  329,809
   General Office Supplies                                                           4                   45,553
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                1,187                  193,060
   Outside Services                                                             16,147                5,191,260
   Computer Software                                                                 0                   36,225
   General & Admin                                                               1,391                  207,017
   Marketing Promotions                                                              0                    7,010
   Legal                                                                         6,039                  334,042
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       2,387                  366,156
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                               201,016               14,574,140
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002

                                  BALANCE SHEET

         The  Balance  Sheet  is  to be  completed  on an  accrual  basis  only.
Pre-petition   liabilities  must  be  classified  separately  from  postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE
------                                                   -----------------------              -------------
CURRENT ASSETS
   Cash                                                           $      36,075                      $    389,571
   Restricted Cash                                                            0
   Accounts Receivable (Net)                                              4,000                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     390,000                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                           430,075                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  2,020,041                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (1,330,730)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     689,311                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                               0                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                                   0                         1,681,855
                                                     --------------------------------- -----------------------------

TOTAL ASSETS                                                       $  1,119,386                     $  79,603,660
                                                     --------------------------------- -----------------------------


                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,261,545
   Accrued Wages & Benefits                                             332,154
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   385,173
   Accrued Taxes (refer to FORM MOR-4)                                  214,370
   Accrued Insurance, Environmental & Other                            (935,727)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               4,269,425                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      48,234,256                        48,234,256
   Remittance of Sale Proceeds to Secured Lenders                   (37,374,952)
   Priority Debt                                                      2,272,119                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              45,285,241                        90,690,255
                                                     --------------------------------- -----------------------------

                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 49,554,666                        90,690,255
                                                     --------------------------------- -----------------------------
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (39,348,685)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (48,435,280)                       (9,086,595)
                                                     -------------------------------- ------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                 $1,119,386                       $81,603,660
                                                     -------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002



                          STATUS OF POSTPETITION TAXES


         The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                     0        4,396        4,396      Various        EFT               0
FICA - Employee                                 0        1,111        1,111      Various        EFT               0
FICA - Employer                                 0        1,111        1,111      Various        EFT               0
Unemployment                                    0            0            0                                       0
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                         0        6,618        6,618                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 1,395        1,303            0                                   2,698
Sales                                      72,596            0            0                                  72,596
Income                                          0            0            0                                       0
Unemployment                                    0            0            0                                       0
Real & Personal Property                  125,195            0            0                                 125,195
Other                                     390,771            0            0                                 390,771
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 611,074        1,303            0                                 591,260
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               611,821        7,921        6,618                                 591,260
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,261,545            0                               1,261,545
Accrued Wages & Benefits                               332,154                                              332,154
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              385,173                                              385,173
Accrued Taxes (refer to FORM MOR-4)                    214,370                                              214,370
Accrued Insurance, Environmental &                    (935,727)                                            (935,727)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            4,269,425            0            0            0     4,269,425
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                            Reporting Period:  August 1, 2002 to August 31, 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                 Amount
 ----------------------------------                                                 ------
 Total Accounts Receivable at the beginning of the reporting period                 $    4,000
 + Amounts billed during the period                                                      4,000
 - Amounts collected during the period                                                  (4,000)
 - Bad Debt and other write-offs                                                             0
 + Change in Reserve                                                                         0
 - Other during the period                                                                   0
                                                                                    ----------
 Total Accounts Receivable at the end of the reporting period                       $    4,000
                                                                                    ==========

 Accounts Receivable Aging                                                          Amount
 -------------------------                                                          ------
 0 - 30 days old                                                                         4,000
 31 - 60 days old                                                                            0
 61 - 90 days old                                                                            0
 91 + days old                                                                               0
                                                                                    ----------
                                                                                         4,000
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                  0
 Amount considered uncollectible (Bad Debt)                                                  0
                                                                                    ----------
 Accounts Receivable (Net)                                                          $    4,000
                                                                                    ==========


                              DEBTOR QUESTIONNAIRE

 Must be completed each month                                                Yes               No
 ----------------------------                                                ---               --
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.